                                                                    EXHIBIT 23.3


                         CONSENT OF ARTHUR ANDERSEN LLP


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Suiza Foods Corporation on Form S-8 of our report dated November 26, 1997 included in Suiza Foods Corporation's Form 10-K for the year ended December 31, 1998.


                                               /s/ ARTHUR ANDERSEN LLP


Dallas, Texas
June 9, 1999